Exhibit 10.1

Execution Version

FIFTH AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 20, 2019 and is entered into by and among CLEARWAY ENERGY OPERATING LLC (formerly known as NRG Yield Operating LLC), a Delaware limited liability company (the “Borrower”), CLEARWAY ENERGY LLC (formerly known as NRG Yield LLC), a Delaware limited liability company (“Holdings”), each other Guarantor party hereto, JPMORGAN CHASE BANK, N.A. (“JPM”), in its capacity as the administrative agent under the Credit Agreement (the “Administrative Agent”), and THE LENDERS AND L/C ISSUERS party hereto, and is made with reference to that certain Amended and Restated Credit Agreement dated as of April 25, 2014 (as amended by that certain First Amendment to Amended & Restated Credit Agreement, dated as of June 26, 2015, that certain Second Amendment to Amended & Restated Credit Agreement, dated as of February 6, 2018, that certain Third Amendment to Amended and Restated Credit Agreement and Administrative Agent Resignation and Appointment Agreement, dated as of April 30, 2018, and that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of November 30, 2018, the “Credit Agreement,” and as amended by this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), by and among the Borrower, Holdings, the other Guarantors party thereto, the Lenders and L/C Issuers party thereto and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement, and the rules of interpretation set forth in Section 1.02 of the Amended Credit Agreement shall apply hereto, mutatis mutandis.

RECITALS

WHEREAS, the Loan Parties have requested that the Lenders and L/C Issuers agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to the satisfaction of the conditions specified herein, the undersigned Lenders and L/C Issuers are willing to agree to such amendments to the Credit Agreement in accordance with Section 11.01 of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS TO CREDIT AGREEMENT

Effective on and as of the date on which each of the conditions set forth in Section II has been satisfied (or waived by the party or parties entitled to the benefit thereof):

A.            All references to (i) NRG Yield Operating LLC, a Delaware limited liability company, in its capacity as the Borrower under the Credit Agreement and the other Loan Documents, (ii) NRG Yield LLC, a Delaware limited liability company, in its capacity as Holdings under the Credit Agreement and the other Loan Documents and (iii) NRG Yield, Inc., a Delaware corporation, in its capacity as the Parent under the Credit Agreement and the other Loan Documents, in each case and as applicable, are hereby replaced with Clearway Energy Operating LLC, a Delaware limited liability company, Clearway Energy LLC, a Delaware limited liability company, and Clearway Energy, Inc., a Delaware corporation, in their capacities as the Borrower, Holdings and the Parent, respectively.

B.            The definition of “Acquisition Period” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Acquisition Period” means, upon the Borrower’s election pursuant to Section 6.02(f), the period beginning with the closing date for a Qualified Acquisition (a “Qualified Acquisition Closing Date”) and ending on the earlier of (x) the last day of the first full fiscal quarter following such Qualified Acquisition Closing Date in which the Borrower Leverage Ratio is equal to or less than 5.50:1.00 or, during the period from July 1, 2020 through and including December 31, 2020, 6.00:1.00, (y) the last day of the third full fiscal quarter following such Qualified Acquisition Closing Date and (z) the date on which the Borrower notifies the Administrative Agent that it desires to end the Acquisition Period for such Qualified Acquisition; provided, that (i) no Acquisition Period may become effective if the Borrower fails to timely elect such Acquisition Period pursuant to the terms of Section 6.02(f), (ii) no more than one Acquisition Period may be elected with respect to any particular Qualified Acquisition, (iii) once any Acquisition Period is in effect, the next Acquisition Period may not commence until the termination of such Acquisition Period then in effect and (iv) in no event shall Acquisition Periods for one or more Qualified Acquisitions extend beyond six (6) consecutive fiscal quarters.”

C.            Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

D.            Section 1.02 of the Credit Agreement is hereby amended by adding the following subsection (d):

“(d) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a Person, or an allocation of assets to a series of a Person (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a Person shall constitute a separate Person hereunder (and each division of any Person that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).”

E.             Section 7.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)            Borrower Leverage Ratio. Commencing with the fiscal quarter ending June 30, 2014 and as of the last day of each fiscal quarter thereafter, permit the Borrower Leverage Ratio for the most recently completed Measurement Period to be greater than (i) on any date of determination other than during an Acquisition Period, 5.50:1.00 or, with respect to any such date of determination during the period from July 1, 2020 through and including December 31, 2020, 6.00:1.00 and (ii) on any date of determination during an Acquisition Period, 6.00:1.00 or, with respect to any such date of determination during the period from July 1, 2020 through and including December 31, 2020, 6.50:1.00; and”

F.             The Credit Agreement is hereby amended by adding the following new Section 11.22 after Section 11.21 of the Credit Agreement.

“Section 11.22. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for a Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)           In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)           As used in this Section 11.22, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)       a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)      a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)     a “covered FSI”" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

SECTION II.     CONDITIONS

This Amendment shall become effective as of the first date on which each of the following conditions in this Section II have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Fifth Amendment Effective Date”):

A.            Deliverables to Administrative Agent. The Administrative Agent’s receipt of the following, each of which shall be originals or electronically transmitted copies of originals (followed as soon as reasonably practicable by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Fifth Amendment Effective Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

i.              (a) a counterpart signature page of this Amendment duly executed by each of the Loan Parties, (b) a counterpart signature page of this Amendment duly executed by the Administrative Agent and (c) a counterpart signature page of this Amendment duly executed by the Required Lenders;

ii.             a Beneficial Ownership Certification in relation to the Borrower; and

iii.            a certificate signed by a Responsible Officer of the Borrower certifying that as of the Fifth Amendment Effective Date, (a) there has been no event or circumstance that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect since December 31, 2017 and (b) no Default or Event of Default has occurred and is continuing.

B.            Payment of Fees and Expenses. The Administrative Agent shall have received all reasonable and documented out-of-pocket fees and expenses incurred in connection with this Amendment on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced at least three (3) Business Days prior to the Fifth Amendment Effective Date, reimbursement or other payment of all out-of-pocket fees and expenses in each case required to be reimbursed or paid by the Borrower under the Credit Agreement.

C.            No Material Adverse Effect. As of the Fifth Amendment Effective Date, no event, circumstance or change shall have occurred since December 31, 2017 that has resulted in, or could reasonably be expected to result in, either in any case or in the aggregate, a Material Adverse Effect or a material adverse change in, or material adverse effect upon, the operations, business, properties, liabilities or financial condition of the Project Companies taken as a whole.

D.            Representations and Warranties. Each of the representations and warranties in Section III shall be true and correct in all material respects on the Fifth Amendment Effective Date (unless made solely as of a prior date, in which case such representation and warranty was true and correct in all material respects as of such date).

SECTION III.     REPRESENTATIONS AND WARRANTIES

Each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects as of the Fifth Amendment Effective Date:

A.            Corporate Power and Authority. Each Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Amended Credit Agreement and consummate the transactions contemplated by this Amendment and the Amended Credit Agreement.

B.            Authorization of Amendment. The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action.

C.            No Conflict. The execution, delivery and performance by each Loan Party of this Amendment do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or require any payment to be made under, (a) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (b) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person or any of its Subsidiaries (other than Liens created under the Collateral Documents); or (iv) violate any material Law.

D.            Binding Effect. This Amendment has been duly executed and delivered by each Loan Party that is party hereto. Each of this Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto or thereto in accordance with its terms, except as enforceability hereof or thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect relating to creditors’ rights generally (including specific performance) and (ii) general equitable principles (whether considered in a proceeding in equity or at law), and to the discretion of the court before which any proceeding may be brought.

E.            Representations and Warranties, Etc. (x) All representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “materiality” or “Material Adverse Effect”), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (but in all respects if such representation or warranty is qualified by “materiality” or “Material Adverse Effect”) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, and the representations and warranties contained in Section 5.05(c) of the Credit Agreement shall be deemed to refer to the statements furnished pursuant to Section 6.01(a) of the Credit Agreement with respect to the fiscal year ended December 31, 2017, and (y) no Default has occurred and is continuing.

SECTION IV.     ACKNOWLEDGMENT AND CONSENT OF LOAN PARTIES; REAFFIRMATION OF GUARANTIES AND LIENS

A.           Acknowledgment and Consent. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments of the Credit Agreement effected pursuant to this Amendment.

B.            Guaranty and Lien Reaffirmation. Each Loan Party hereby (i) confirms that each Loan Document (including the Guaranty), both before and immediately after giving effect to and, if applicable, as amended by this Amendment, to which it is a party or otherwise bound, and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended by this Amendment, if applicable, the payment and performance of the Secured Obligations and (ii) ratifies all guaranties and Liens granted by it pursuant to the Loan Documents.

C.            Continuing Effect. Each Loan Party hereby acknowledges and agrees that (i) each Loan Document, both before and immediately after giving effect to and, if applicable, as amended by this Amendment, to which it is a party or otherwise bound shall continue in full force and effect and (ii) all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

D.            No Filings Necessary. Except as otherwise required herein, each Loan Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Loan Party in order to maintain the perfection, enforceability or validity of the security interests created pursuant to the Collateral Documents.

SECTION V.     MISCELLANEOUS

A.            Reference to and Effect on Credit Agreement and Other Loan Documents.

(i)            On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not constitute either (x) a novation of the Credit Agreement or any of the other Loan Documents or any obligations thereunder or (y) a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, Lender or L/C Issuer under, the Credit Agreement or any of the other Loan Documents. The amendments contained herein are limited to the specified provisions and circumstances described and shall not be deemed to prejudice any rights not specifically addressed herein which any Agent, Lender or L/C Issuer may now have or may have in the future under the Amended Credit Agreement or any other Loan Document.

B.             Loan Document. For the avoidance of doubt, this Amendment constitutes a Loan Document.

C.             Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.             Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

E.             Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. The provisions of Sections 11.14(b), (c) and (d) and Section 11.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

F.             Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	CLEARWAY ENERGY OPERATING LLC

	By:	/s/ Chad Plotkin
	Name:	Chad Plotkin
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

GUARANTORS:	CLEARWAY ENERGY LLC DGPV HOLDING LLC

	By:	/s/ Chad Plotkin
	Name:	Chad Plotkin
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

[Signature Page to Fifth Amendment to A&R Credit Agreement]

ALTA WIND 1-5 HOLDING COMPANY, LLC
ALTA WIND COMPANY, LLC
CENTRAL CA FUEL CELL 1, LLC
CLEARWAY SOLAR STAR LLC
ECP UPTOWN CAMPUS HOLDINGS LLC
ENERGY CENTER CAGUAS HOLDINGS LLC
ENERGY CENTER FAJARDO HOLDINGS LLC
FUEL CELL HOLDINGS LLC
PORTFOLIO SOLAR I, LLC
RPV HOLDING LLC
SOLAR FLAGSTAFF ONE LLC
SOLAR IGUANA LLC
SOLAR LAS VEGAS MB 1 LLC
SOLAR TABERNACLE LLC
SOUTH TRENT HOLDINGS LLC
SPP ASSET HOLDINGS, LLC
SPP FUND II HOLDINGS, LLC
SPP FUND II, LLC
SPP FUND II-B, LLC
SPP FUND III, LLC
THERMAL CANADA INFRASTRUCTURE HOLDINGS LLC
THERMAL INFRASTRUCTURE DEVELOPMENT HOLDINGS LLC
THERMAL HAWAII DEVELOPMENT HOLDINGS LLC
UB FUEL CELL, LLC

By:	/s/ Chad Plotkin
Name:	Chad Plotkin
Title:	Vice President & Treasurer

[Signature Page to Fifth Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Amit Gaur
Name:	Amit Gaur
Title:	Vice President

[Signature Page to Fifth Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ Amit Gaur
Name:	Amit Gaur
Title:	Vice President

[Signature Page to Fifth Amendment to A&R Credit Agreement]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Amit Wynalda
Name:	Amit Wynalda
Title:	Executive Director

By:	/s/ Justin K. Martin
Name:	Justin K. Martin
Title:	Director

[Signature Page to Fifth Amendment to A&R Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Jennifer Cochrane
Name:	Jennifer Cochrane
Title:	Vice President

[Signature Page to Fifth Amendment to A&R Credit Agreement]

BARCLAYS BANK PLC,
as a Lender and L/C Issuer

By:	/s/ Syndey G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page to Fifth Amendment to A&R Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Ashwani Khubani
Name:	Ashwani Khubani
Title:	Vice President / Managing Director

[Signature Page to Fifth Amendment to A&R Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to A&R Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender and L/C Issuer

By:	/s/ Mikhail Faybusovich
Name:	Mikahil Faybusovich
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to A&R Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Renee M. Bonnell
Name:	Renee M. Bonnell
Title:	Senior Vice President

[Signature Page to Fifth Amendment to A&R Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.
as a Lender

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Vice President

[Signature Page to Fifth Amendment to A&R Credit Agreement]

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.,
as a Lender

By:	/s/ Kevin Sillona
Name:	Kevin Sillona
Title:	Vice President

[Signature Page to Fifth Amendment to A&R Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender and L/C Issuer

By:	/s/ Frank Lambrinos
Name:	Frank Lambrinos
Title:	Authorized Signatory

[Signature Page to Fifth Amendment to A&R Credit Agreement]